                                                                    Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of August __, 2000 (this "Agreement"), among eGain Communications Corporation, a Delaware corporation (the "Company"), Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P. and Oak Hill Venture Partners, L.P. (collectively, the "Oak Hill Entities"), and the other Purchasers set forth on Schedule 1 (the Oak Hill Entities and each of the other Purchasers are herein individually referred to as a "Holder" and collectively as the "Holders").

     WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August 8, 2000 (the "Securities Purchase Agreement"), among the Company and the Holders, the Company has agreed to issue and sell to the Holders, (a) an aggregate of ____________ shares of Series A Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), of the Company, (b) an aggregate of ____________ shares of Series B Cumulative Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), of the Company (collectively with the Series A Cumulative Convertible Preferred Stock, the "Preferred Stock") and (c) the Warrants (as hereinafter defined);

     WHEREAS, in order to induce each of the Holders to purchase its shares of Preferred Stock and the Warrants, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) and the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  As used in this Agreement the following terms have the
         -----------
meanings indicated:

         "Affiliate" shall mean any Person who is an "affiliate" as defined in
          ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Approved Underwriter" has the meaning set forth in Section 3(f) of
          --------------------
this Agreement.

         "Business Day" means any day other than a Saturday, Sunday or other day
          ------------
on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means the Common Stock, par value $.001 per share, of the
      ------------
Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

     "Company" has the meaning set forth in the preamble to this Agreement.
      -------

     "Company Underwriter" has the meaning set forth in Section 4(a) of this
      -------------------
Agreement.

     "Designated Holder" means each of the Holders and any transferee of any of
      -----------------
them to whom Registrable Securities have been transferred in accordance with
Section 9(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

     "Effectiveness Deadline" has the meaning set forth in Section 3(a) of this
      ----------------------
Agreement.

     "Effectiveness Period" means the period commencing with the date hereof and
      --------------------
ending on the date that all Registrable Securities have ceased to be Registrable Securities.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission thereunder.

     "Filing Date" has the meaning set forth in Section 3(a) of this Agreement.
      -----------

     "Holder" has the meaning set forth in the preamble to this Agreement.
      ------

     "Holders  Counsel" has the meaning set forth in Section 6(a)(i) of this
      ----------------
Agreement.

     "Incidental Registration" has the meaning set forth in Section 4(a) of this
      -----------------------
Agreement.

     "Indemnified Party" has the meaning set forth in Section 7(c) of this
      -----------------
Agreement.

     "Indemnifying Party" has the meaning set forth in Section 7(c) of this
      ------------------
Agreement.

     "Initial Shelf Registration" has the meaning set forth in Section 3(a) of
      --------------------------
this Agreement.

     "Initiating Holders" means the Designated Holder or Designated Holders who
      ------------------
in the aggregate hold at least twenty-five percent (25%) of the outstanding Registrable Securities.

     "Inspector" has the meaning set forth in Section 6(a)(vii) of this
      ---------
Agreement.

     "Liability" has the meaning set forth in Section 7(a) of this Agreement.
      ---------

     "Market Price" means, on any date shall mean the closing bid price per
      ------------
share of the Common Stock on NASDAQ or, if not then listed or traded on NASDAQ, such other exchange, market or system that the Common Stock is then listed or traded on. If on any such date the shares of such Common Stock are not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by the Board of Directors of the Company and shall be the value which is agreed upon by at least 66 % of the members thereof, or if such percentage of the members of the Board of Directors are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of a nationally recognized stature that is selected by the holders of a majority of the outstanding shares of Registrable Securities and the Corporation.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "NASDAQ" means the National Association of Securities Dealers, Inc.
      ------
Automated Quotation System.

     "Person" means any individual, firm, corporation, partnership, limited
      ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "Preferred Stock" has the meaning set forth in the recitals to this
      ---------------
Agreement.

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Records" has the meaning set forth in Section 6(a)(vii) of this Agreement.
      -------

     "Registrable Securities" means (i) any and all shares of Common Stock
      ----------------------
issuable upon the conversion of the Series A Preferred Stock and upon the exercise of the Warrants, (ii) any securities issued or issuable to any of the Designated Holders with respect to Registrable Securities by way of dividend or stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any securities issuable upon conversion, exercise or exchange of the Registrable Securities, and (iii) if the Requisite Shareholder Approval (as defined in the Certificate of Designations of the Series B Preferred Stock) has not been obtained, any and all shares of Series C Cumulative Redeemable Preferred Stock of the Company issuable upon conversion of the Series B Preferred Stock.

     "Registration Default" has the meaning set forth in Section 3(h) of this
      --------------------
Agreement.

     "Registration Expenses" has the meaning set forth in Section 6(d) of this
      ---------------------
Agreement.

     "Registration Statement" means a Registration Statement filed pursuant to
      ----------------------
the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission promulgated thereunder.

     "Securities Purchase Agreement" has the meaning set forth in the recitals
      -----------------------------
to this Agreement.

     "Shelf Registration" has the meaning set forth in Section 3(a) of this
      ------------------
Agreement.

     "Subsequent Shelf Registration" has the meaning set forth in Section 3(b)
      -----------------------------
of this Agreement.

     "Underwriting Initiating Holders" has the meaning set forth in Section 3(a)
      -------------------------------
of this Agreement.

     "Valid Business Reason" has the meaning set forth in Section 3(e) of this
      ---------------------
Agreement.

     "Warrants" has the meaning set forth in the Securities Purchase Agreement.
      --------

     2.  General; Securities Subject to this Agreement.
         ---------------------------------------------

         (a)  Grant of Rights.  The Company hereby grants registration rights to
              ---------------
the Designated Holders upon the terms and conditions set forth in this Agreement.

         (b)  Registrable Securities.  For the purposes of this Agreement,
              ----------------------
Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) (x) the entire amount of the Registrable Securities may be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act and (y) the Designated Holder owning such Registrable Securities owns less than one percent (1%) of the outstanding shares of Common Stock on a fully diluted basis, or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

         (c)  Holders of Registrable Securities.  A Person is deemed to be a
              ---------------------------------
holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition, exchange or conversion has actually been effected. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

     3.  Shelf Registration.
         ------------------

         (a)  Shelf Registration.  The Company shall prepare and file with the
              ------------------
Commission, as soon as practicable following the date hereof but in any event no later than 60 days from the date hereof (the "Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the holders in the manner or manners designated by them, and shall cover all shares of Common Stock and, if the Approvals have not been received, of Series C Cumulative Redeemable Preferred Stock that could be issued within two years of the effectiveness of the Initial Registration Statement. If the holders of a majority of Registrable Securities so elect (the "Underwriting Initiating Holders"), an offering of Registrable Securities pursuant to the Shelf Registration

Statement may be effected in the form of a firm commitment underwritten offering; provided that the Company shall not be obligated to cooperate with the Designated Holders hereunder in connection with more than three such underwritten offerings or in connection with any underwritten offering where the aggregate offering price is less than $2 million (calculated based upon the average of the Market Price of the Common Stock on three trading days prior to the date on which request for the underwritten offering is presented to the Company). The Company shall use its best efforts to cause such underwritten offering to occur and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(g). In connection with any underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon by the Company, the Approved Underwriter and the Underwriting Initiating Holders, and then only in such quantity as such underwriter believes will not jeopardize the success of such offering. If the Approved Underwriter believes that the registration of all or part of the Registrable Securities which the Underwriting Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, first, all of the Registrable Securities to be offered for the account
-----
of the Designated Holders who requested inclusion of their Registrable Securities pursuant to this Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders; and second, any other
                                                             ------
securities requested to be included in such offering. The Company shall use its reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable following the date of the meeting of shareholders called to consider the Requisite Shareholder Approvals but in any event no later than 180 days from the date hereof (the "Effectiveness Deadline"), and to keep the Initial Shelf Registration continuously effective under the Securities Act until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

     (b)  Subsequent Shelf Registrations.  If the Initial Shelf Registration or
          ------------------------------
any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason as a result of the issuance of a stop order by the Commission at any time during the Effectiveness Period, the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

     (c)  Supplements and Amendments.  The Company shall supplement and amend
          --------------------------
the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the holders of a majority of the Registrable Securities covered by such Registration Statement or by any managing underwriter of such Registrable Securities in the event of an underwritten offering of the Registrable Securities.

     (d)  Notification of Terms.  At least five days prior to any sale of
          ---------------------
Registrable Securities pursuant to a registration under this Section 5 (other than a sale in an Underwritten Offering), the Designated Holder shall advise the Company in writing of the terms of such sale, including whether an investor banking firm is used for purposes of such sale, and, if so, in what capacity and under what compensation terms, and the proposed manner of distribution of the Registrable Securities.

     (e)  Limitations on Shelf Registrations.  If the Board of Directors of the
          ----------------------------------
Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may (x) postpone filing a Registration Statement relating to a Shelf Registration until such Valid Business Reason no longer exists, but in no event for more than thirty (30) days, and (y) in case a Registration has been filed, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Company's Board of Directors, may postpone amending or supplementing such Registration Statement but in no event for more than thirty (30) days. The Company shall give written notice of its determination to postpone a Registration Statement or an amendment or supplement of a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrencethereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, an amendment or a supplement due to a Valid Business Reason more than once in any twelve (12) month period.

     (f)  Expenses.  The Company shall bear all Registration Expenses in
          --------
connection with any Shelf Registration pursuant to this Section 3, whether or not such Shelf Registration become effective.

     (g)  Selection of Underwriters.  If any Demand Registration or S-3
          -------------------------
Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter
                              --------  -------
shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders, as the case may be, such approval not to be unreasonably withheld.

     (h)  Liquidated Damages.  In the event that the Initial Registration
          ------------------
Statement is not filed with the Commission on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Deadline (either such event, a "Registration Default"), then the Company shall pay each Designated Holder of Registrable Securities liquidated damages in an amount equal to one percent (1%) of the aggregate purchase price paid for the Preferred Stock and Warrants that are convertible or exercisable for the Registrable Securities per week that such Registration Default continues ("Liquidated Damages"). The Company shall not in any event be required to pay Liquidated Damages for more than one Registration Default at any given time, and upon cure of a Registration Default (by the filing or the declaration of effectiveness of the Initial Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Designated Holders entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Designated Holder, on the last Business Day of each March, June, September and December.

     4.  Incidental or "Piggy-Back" Common Stock Registration.
         ----------------------------------------------------

         (a)  Request for Incidental Registration  .  If the Company proposes to
              -----------------------------------
file a Registration Statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than the Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an "Incidental Registration"). The Company shall use its reasonable best efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be
                                        ------
offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and third, any other securities requested to be included in
                       -----
such offering.

         (b)  Expenses.  The Company shall bear all Registration Expenses in
              --------
connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

     5.  Holdback Agreements.  Restrictions on Public Sale by Designated
         -------------------   -----------------------------------------
Holders.  To the extent requested (A) by the Company, in the case of a non-
-------
underwritten public offering, and (B) by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, and if all of the Company's officers, directors and holders in excess of five percent (5%) of its outstanding capital stock execute agreements identical to those referred to in this Section 5, each Designated Holder agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the ninety (90) day period or such shorter period, if any, mutually agreed upon by such Designated Holder and the requesting party beginning on the effective date of such Registration Statement (except as part of such registration). No Designated Holder of Registrable Securities subject to this
Section 5 shall be released from any obligation under any agreement, arrangement or understanding entered into pursuant to this Section 5 unless all other Designated Holders of Registrable Securities subject to the same obligation are also released.

     6.  Registration Procedures.
         -----------------------

         (a)  Obligations of the Company.  Whenever the registration of the
              --------------------------
offering and sale of Registrable Securities is to be effected pursuant to
Section 3 or Section 4 of this Agreement, as applicable, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

              (i) prepare and file with the Commission a Registration Statement on any form for whic h the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities, in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus
--------  -------
or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company s control, and (y) the Company shall notify the Holders Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

              (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company
                                             --------  -------
shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

     (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of securities under such Registration Statement a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by the Approved Underwriter or Company Underwriter;

     (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company s and its subsidiaries officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

     (viii) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company s independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

     (ix) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

         (x) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve
(12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (xi) cause all such Registrable Securities to be listed on the securities exchange on which securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;
--------

         (xii) keep Holders Counsel advised in writing as to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

         (xiii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such securities and their respective counsel in connection with any filings required to be made with the NASD; and

         (xiv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

    (b)  Seller Information.  The Company may require each seller of
          ------------------
Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

     (c)  Notice to Discontinue.  Each Designated Holder agrees that, upon
          ---------------------
receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such securities until such Designated Holder s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company s expense) all copies, other than permanent file copies then in such Designated Holder s possession, of the prospectus covering such securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(v).

     (d)  Registration Expenses.  The Company shall pay all expenses arising
          ---------------------
from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities, as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and, in the case of a Shelf Registration, the Underwriting Initiating Holders, and (v) any liability insurance or other premiums for insurance obtained in connection with any Incidental Registration or a Shelf Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 6(d) are referred to herein as "Registration Expenses." The Designated Holders of securities sold pursuant to a Registration Statement shall bear the expense of any broker s commission or underwriter s discount or commission relating to registration and sale of such Designated Holders securities and, subject to clause (iv) above, shall bear the fees and expenses of their own counsel.

     7.  Indemnification; Contribution.
         -----------------------------

         (a)  Indemnification by the Company.  The Company agrees to indemnify
              -------------------------------
and hold harmless each Designated Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability and collectively, "Liabilities"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 7(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

         (b)  Indemnification by Designated Holders  .  In connection with any
              -------------------------------------
Registration Statement in which a Designated Holder is participating pursuant to
Section 3 or Section 4, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to this Section 7(b); provided,
                                                                    --------
however, that the total amount to be indemnified
-------
by such Designated Holder pursuant to this Section 7(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

     (c)  Conduct of Indemnification Proceedings.  Any Person entitled to
          --------------------------------------
indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the
                            --------  -------
Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or
(iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

     (d)  Contribution.  If the indemnification provided for in this Section 8
          ------------
from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be
                                 --------
contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8.  Rule 144.  The Company covenants that it shall (a) file any reports
         --------
required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

     9.  Miscellaneous.
         -------------

         (a)  Recapitalizations, Exchanges, etc.    The Company shall cause any
              ----------------------------------
successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

         (b)  No Inconsistent Agreements.  The Company represents and warrants
              --------------------------
that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein and other than rights that would not be inconsistent with the rights granted to the Designated Holders in this Agreement. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities, which are prior in right to or inconsistent with the rights granted in this Agreement.

     (c)  Remedies.  The Designated Holders, in addition to being entitled to
          --------
exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     (d)  Amendments and Waivers.  Except as otherwise provided herein, the
          ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and the Designated Holders holding a majority of the aggregate number of Registrable Securities owned by all of the Designated Holders. Any such written consent shall be binding upon the Company and all of the Designated Holders.

     (e)  Notices.  All notices, demands and other communications provided for
          -------
or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

          (i)  if to the Company:

               eGain Communications Corporation
               455 W. Maude Avenue
               Sunnyvale, California 94086
               Telecopy:  (408) 212-3400
               Attention:  Chief Financial Officer

               with a copy to:

               Pillsbury Madison & Sutro LLP
               2550 Hanover Street
               Palo Alto, California 94304
               Telecopy:  (650) 233-4545
               Attention:  Stanley F. Pierson, Esq.

          (ii)  if to the Holders to the addresses set forth on
                Schedule 1 (or such other address as is hereafter specified by notice to the Company).

          (iii) if to any other Designated Holder, to such address as is specified by notice to the Company.

      All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

      (f) Transfers, Successors and Assigns. This Agreement shall inure to the
          ---------------------------------
benefit of and be binding upon the heirs, legatees, legal representatives, successors and permitted assigns of each of the parties hereto as hereinafter provided. The rights and obligations, collectively, of a Designated Holder set forth in this Agreement (including a Designated Holder who received the Registrable Securities by an assignment permitted pursuant to this Agreement), including the right to cause the Company to register Registrable Securities and pay the Registration Expenses, to the extent set forth herein, incurred in connection therewith, may be assigned by such Designated Holder to (i) its successors-in-interest by merger, consolidation and similar transaction, (ii) family members of such Designated Holder, trusts wholly or principally for the benefit of family members of such Designated Holder, (iii) any Affiliate of such Designated Holder or its successor-in-interest which acquires Registrable Securities or (iv) any other transferee of Registrable Securities pursuant to a transfer in compliance with applicable federal and state securities laws and of which notice has been given to the Company hereunder. All of the obligations of the Company hereunder shall survive any such transfer.

      (g) Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) Headings. The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

      (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

      (j) Severability.  If any one or more of the provisions contained herein,
          ------------
or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

          (k) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Securities Purchase Agreement. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          (l) Further Assurances.  Each of the parties shall execute such
              ------------------
documents and perform such further acts as may be reasonably required or necessary to carry out or to perform the provisions of this Agreement.



                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.


                         eGAIN COMMUNICATIONS CORPORATION


                         By:
                             Name:
                             Title:


                         OAK HILL CAPITAL PARTNERS, L.P.


                         By:
                             Name:
                             Title:


                         OAK HILL CAPITAL MANAGEMENT
                            PARTNERS, L.P.


                         By:
                             Name:
                             Title:


                         OAK HILL VENTURE PARTNERS, L.P.


                         By:
                             Name:
                             Title:



                         Gunjan Sinha

                                   SCHEDULE 1
                                   ----------


                                   PURCHASERS
                                   ----------

Oak Hill Entities
____________________
____________________
____________________
Telecopy:
Attention:


with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Telecopy:  (212) 757-3990
Attention:  David K. Lakhdhir, Esq.

Gunjan Sinha
c/o eGain Communications Corporation
455 W. Maude Avenue
Sunnyvale, California 94086
Telecopy:


[additional Purchasers to be added]

                               TABLE OF CONTENTS
                               -----------------


                                                                          Page
                                                                          ----

1.   Definitions                                                             1

2.   General; Securities Subject to this Agreement
     (a)  Grant of Rights                                                    5
     (b)  Registrable Securities                                             5
     (c)  Holders of Registrable Securities                                  5

3.   Shelf Registration                                                      5
     (a)  Shelf Registration                                                 5
     (b)  Subsequent Shelf Registrations                                     6
     (c)  Supplements and Amendments                                         6
     (d)  Notification of Terms                                              7
     (e)  Limitations on Shelf Registrations                                 7
     (f)  Expenses                                                           7
     (g)  Selection of Underwriters                                          7
     (h)  Liquidated Damages                                                 7

4.   Incidental or "Piggy-Back" Common Stock Registration                    8
     (a)  Request for Incidental Registration                                8
     (b)  Expenses                                                           9

5.   Holdback Agreements                                                     9
     Restrictions on Public Sale by Designated Holders                       9

6.   Registration Procedures                                                 9
     (a)  Obligations of the Company                                         9
     (b)  Seller Information                                                12
     (c)  Notice to Discontinue                                             12
     (d)  Registration Expenses                                             13

7.   Indemnification; Contribution                                          13

     (a)  Indemnification by the Company                                    13
     (b)  Indemnification by Designated Holders                             14
     (c)  Conduct of Indemnification Proceedings                            14
     (d)  Contribution                                                      15

8.   Rule 144                                                               16

9.   Miscellaneous                                                          16
     (a)  Recapitalizations, Exchanges, etc.                                16
     (b)  No Inconsistent Agreements                                        16
     (c)  Remedies                                                          16
     (d)  Amendments and Waivers                                            17
     (e)  Notices                                                           17
     (f)  Transfers, Successors and Assigns                                 17
     (g)  Counterparts                                                      18
     (h)  Headings                                                          18
     (i)  GOVERNING LAW.                                                    18
     (j)  Severability                                                      18
     (k)  Entire Agreement                                                  18
     (l)  Further Assurances                                                18

                                                                       EXHIBIT C



                         REGISTRATION RIGHTS AGREEMENT


                                     among


                        eGAIN COMMUNICATIONS CORPORATION

                                      and

                            the Holders Named Herein



                         ______________________________

                           Dated as of August 7, 2000
                         ______________________________